Exhibit 99.1

News release

HYZON ANNOUNCES FOURTH QUARTER 2023 FINANCIAL AND OPERATING RESULTS

Announces first commercial delivery of fuel cell electric truck in the U.S.

BOLINGBROOK, Ill., March 22, 2024 - Hyzon (NASDAQ: HYZN) (Hyzon or the Company), a U.S.-based manufacturer and global supplier of high-performance hydrogen fuel cell systems focused on providing zero-emission power to decarbonize the most demanding industries, today announced its fourth quarter 2023 financial and operational results:

Recent Highlights

•Advanced single stack 200kW fuel cell technology from B-sample to C-sample development phase
•Completed first deliveries in the United States, including four fuel cell electric vehicles (FCEVs) to Performance Food Group (PFG) at its Vistar facility in Fontana, California
•Commenced trial deployment of a fuel cell electric waste collection truck with REMONDIS Australia, a global recycling, service, and water company
•Deployed 19 FCEVs in 2023 at the high-end of 15-20 FCEV guidance range, including PFG deliveries and REMONDIS commercial trial vehicle
•Accelerated refuse program in North America through a recently announced Joint Development Agreement with New Way Trucks, the largest private refuse equipment manufacturer in North America
•Unrestricted cash, cash equivalents, and short term investments of $112.3 million as of December 31, 2023, from $137.8 million as of September 30, 2023

“2023 was an inflection point for Hyzon from a commercial and operational standpoint. We deployed 19 vehicles globally, including to both large fleet and drayage customers and our first heavy-duty fuel cell electric truck in the United States. Additionally, we advanced our industry-leading single stack 200kW fuel cell technology from B-sample to C-sample development by completing manufacturing and factory acceptance testing, full design verification, and certain durability testing of 25 200kW fuel cell system B-samples. Operationally, we took steps to drive efficiencies and significantly reduce our monthly cash burn rate while accelerating our leading 200kW fuel cell system technology and FCEV commercialization,” said Hyzon Chief Executive Officer (CEO) Parker Meeks.

Fourth Quarter 2023 Business Highlights

Fuel Cell Electric Vehicle Deployments
As of December 31, 2023, Hyzon deployed 19 vehicles under commercial agreements to customers in 2023, towards the upper end of its annual guidance range of 15-20 vehicles. Of those vehicles, five were deployed in the U.S. to both drayage and large fleet customers, three in Europe, and 11 in Australia.

In Q4 2023, as a part of the 19 deployments, the Company also announced the commercial trial deployment of its first fuel cell electric waste collection truck to REMONDIS Australia. The four month trial completed successfully, and Hyzon is working with REMONDIS to transfer ownership of the truck to REMONDIS under the existing commercial agreement.

Commercial Progress
The Company announced sale and delivery of a heavy-duty FCEV in the United States to a U.S. drayage customer operating at the ports of Los Angeles and Long Beach, California, marking Hyzon's entry into the U.S. drayage market in Q4 2023.

Hyzon also delivered four FCEVs to leading food distributor and supplier, PFG, in December 2023. Contingent upon a successful trial with Hyzon's 200kW FCEV, Hyzon and PFG plan to collaborate on an agreement for 15 200kW FCEVs, with an option for an additional 30 FCEVs.

Hyzon entered into a revised commercial agreement with TR Group, New Zealand's largest heavy-duty truck fleet owner, for up to 20 FCEVs upfit with Hyzon's single stack 200kW fuel cell system. Following the initial commercial trial, TR Group has an option to purchase the two trial trucks as well as to upfit another 18 trucks with Hyzon's 200kW fuel cell systems.

Single Stack 200kW Fuel Cell System Advances to C-Sample Development Phase
Hyzon completed its B-sample development phase of the 200kW Fuel Cell System (FCS) in Q4 2023, and advanced to C-sample development phase. In Hyzon's C-sample phase, FCSs are built with production tooling to meet all technical requirements. This step precedes Start of Production (SOP), which is currently on track for the second half of 2024.

The Company develops and builds key components for its 200kW FCSs in-house at its fuel cell production facility in Bolingbrook, Ill., including proprietary electrode formulations and Hyzon's roll-to-roll, Membrane Electrode Assembly manufacturing line. Hyzon has less than $5 million in estimated remaining capital expenditures to reach SOP, with an expected capacity at SOP of 700 200kW fuel cell systems over three shifts.

Newly Appointed Chief Technology Officer
In December 2023, Hyzon announced the appointment of Dr. Christian Mohrdieck as Chief Technology Officer. Mohrdieck joins Hyzon with extensive C-Suite experience, most recently serving as Chief Commercial Officer of cellcentric GmbH & Co. KG, a joint venture between Daimler Truck AG and the Volvo Group AB.

Prior to his role at cellcentric, Mohrdieck was Chief Executive Officer of Mercedes-Benz Fuel Cell GmbH since 2015, before it merged into Daimler Truck Fuel Cell GmbH & Co. KG.

hyzonfuelcell.com

Fourth Quarter 2023 Financial Updates
As of December 31, 2023, unrestricted cash, cash equivalents, and short-term investments were $112.3 million, approximately $25.5 million lower than the September 30, 2023 balance of $137.8 million. Net cash burn of $25.5 million during the quarter represented the lowest quarterly net cash burn over the last nine quarters and the fourth consecutive quarter of declining net cash burn.

"We are pleased with the continued progress we have made on reducing our net cash burn through focused operational efficiencies, cash management, lower legal and professional services expenses, and strategic focus. Our quarterly net cash burn in Q4 came to $25.5 million representing a fourth consecutive quarter of declining burn, showing our continued focus on prudent cash and capital management while driving our technology and commercialization progress forward," said Hyzon Chief Financial Officer Stephen Weiland.

Conference Call Information
The Hyzon management team will host a conference call to discuss its fourth quarter financial results on Friday, March 22, 2024 at 8:30 am Eastern Time.

Participants may access the call at 1-888-800-7840, international callers may use 1-646-307-1856 and enter the access code 5240234. To listen to the live audio webcast and Q&A, visit the Hyzon investor relations website at https://investors.hyzonfuelcell.com/.

About Hyzon

Hyzon is a global supplier of high-performance hydrogen fuel cell technology focused on providing zero-emission power to decarbonize demanding industries. With agile, high-power technology designed for heavy-duty applications, Hyzon is at the center of a new industrial revolution fueled by hydrogen, an abundant and clean energy source. Hyzon focuses on deploying its fuel cell technology in heavy-duty commercial vehicles across North America, Europe, and Australia/New Zealand today and in tomorrow's power generation and energy storage, mining, construction, rail, marine, and airport ecosystems. To learn more about how Hyzon partners across the hydrogen value chain to accelerate the clean energy transition, visit www.hyzonfuelcell.com.

Use of Non-GAAP Financial Information

EBITDA and Adjusted EBITDA

To supplement its Consolidated Balance Sheets and Statements of Operations and Comprehensive Loss, which are prepared and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), Hyzon reports EBITDA and Adjusted EBITDA which are non-GAAP financial measures.

EBITDA is determined by taking net loss and adding interest expense, income tax expense or benefit, depreciation and amortization. Adjusted EBITDA is determined by taking EBITDA and adding non-cash stock-based compensation expense, change in fair value of private placement warrant liability, change in fair value of earnout liability, gain (loss) on equity securities, investment and interest income, and other special items determined by management, if applicable. We believe that these non-GAAP measures, viewed in addition to and not in lieu of our reported GAAP results, provide useful information to investors by providing a more focused measure of operating results, enhances the overall understanding of past financial performance and future prospects, and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies. EBITDA and Adjusted EBITDA has been reconciled to the nearest GAAP measure in the tables within this press release.

Free Cash Flow
In addition to reporting Hyzon's cash flow generation and usage based upon the operating, investing, and financing classifications included in the Consolidated Statements of Cash Flows, the Company also reports free cash flow, a non-GAAP financial measure which represents net cash used in operating activities less capital expenditures. The Company believes free cash flow is an important measure of operating performance because it provides management and investors with a measure of cash that is available for mandatory payment obligations and investment opportunities. Free Cash Flow has been reconciled to the nearest GAAP measure in the tables within this press release.

Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, are forward-looking statements. When used in this press release, the words "aims," "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements, including statements relating to the Company’s expectations regarding actions to focus and restructure its business and its expectations regarding the benefits of actions taken and that may be taken in the future in furtherance of such efforts, its beliefs and expectations regarding its technology and the performance and capabilities of its fuel cells and FCEVs; its outlook regarding its business milestones and the expected timing and benefits thereof, including commencement of commercial production of its fuel cell systems and FCEVs, its beliefs and outlook regarding momentum in its business, and its beliefs regarding its competitive position and the benefits thereof, are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Hyzon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including risks and uncertainties described in the "Risk Factors" section of Hyzon's latest Annual Report on Form 10-K, Form 10-Q for the quarter ended September 30, 2023 filed on November 14, 2023, and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements, such as risks related to the ability to convert non-binding memoranda of understanding or vehicle trial agreements into binding orders or sales (including because of the current or prospective financial resources of the counterparties to Hyzon's non-binding memoranda of understanding and letters of intent), or the ability to identify additional potential customers and convert them to paying customers. Hyzon gives no assurance that Hyzon will achieve its expectations.

Contact:
IR@hyzonfuelcell.com

Media Contact:
Hyzon@teamavoq.com

hyzonfuelcell.com

HYZON MOTORS INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (in thousands, except share and per share amounts)
	December 31, 2023	December 31, 2022
ASSETS
Current assets
Cash and cash equivalents	$112,280	$60,554
Short-term investments	—	194,775
Accounts receivable	498	29
Unbilled receivable	1,599	—
Related party receivable	—	6,578
Inventory	28,811	35,553
Prepaid expenses and other current assets	9,335	15,365
Total current assets	152,523	312,854
Property, plant, and equipment, net	18,569	22,420
Right-of-use assets	4,741	9,181
Equity method investments	8,382	8,500
Investments in equity securities	763	15,030
Other assets	6,157	6,911
Total Assets	$191,135	$374,896
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$1,479	$13,798
Accrued liabilities	30,116	25,587
Related party payables	265	433
Contract liabilities	8,872	3,919
Current portion of lease liabilities	1,821	2,132
Total current liabilities	42,553	45,869
Long term liabilities
Lease liabilities	5,733	7,492
Private placement warrant liability	160	1,122
Earnout liability	1,725	10,927
Deferred income taxes	—	526
Accrued SEC settlement	8,000	—
Other liabilities	2,964	1,901
Total Liabilities	$61,135	$67,837
Commitments and contingencies
Stockholders’ Equity
Common stock, $0.0001 par value; 400,000,000 shares authorized, 245,081,497 and 244,509,208 shares issued and outstanding as of December 31, 2023 and 2022, respectively.	25	25
Treasury stock, at cost; 3,769,592 shares as of December 31, 2023 and 2022, respectively.	(6,446)	(6,446)
Additional paid-in capital	380,261	372,942
Accumulated deficit	(242,640)	(58,598)
Accumulated other comprehensive loss	(514)	(153)
Total Hyzon Motors Inc. stockholders’ equity	130,686	307,770
Noncontrolling interest	(686)	(711)
Total Stockholders’ Equity	130,000	307,059
Total Liabilities and Stockholders’ Equity	$191,135	$374,896

hyzonfuelcell.com

HYZON MOTORS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(in thousands, except per share amounts)

	Year Ended December 31, 2023	Year Ended December 31, 2022
Revenue	$295	$3,726
Operating expense:
Cost of revenue	15,656	23,320
Research and development	43,729	39,132
Selling, general, and administrative	121,164	114,073
Restructuring and related charges	7,765	—
Total operating expenses	188,314	176,525
Loss from operations	(188,019)	(172,799)
Other income (expense):
Change in fair value of private placement warrant liability	962	14,106
Change in fair value of earnout liability	9,202	92,834
Gain (loss) on equity securities	(14,267)	10,082
Foreign currency exchange loss and other expense, net	(1,402)	(549)
Investment income and interest income, net	9,006	2,339
Total other income (expense)	3,501	118,812
Loss before income taxes	$(184,518)	$(53,987)
Income tax expense (benefit)	(492)	526
Net loss	$(184,026)	$(54,513)
Less: Net gain (loss) attributable to noncontrolling interest	16	(22,327)
Net loss attributable to Hyzon	$(184,042)	$(32,186)

Comprehensive loss:
Net loss	$(184,026)	$(54,513)
Foreign currency translation adjustment	951	(1,921)
Net change in unrealized gain (loss) on short-term investments	(1,303)	1,303
Comprehensive loss	$(184,378)	$(55,131)
Less: Comprehensive income (loss) attributable to noncontrolling interest	25	(22,443)
Comprehensive loss attributable to Hyzon	$(184,403)	$(32,688)
Net loss per share attributable to Hyzon:
Basic	$(0.75)	$(0.13)
Diluted	$(0.75)	$(0.13)
Weighted average common shares outstanding:
Basic	244,774	248,040
Diluted	244,774	248,040

hyzonfuelcell.com

Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA

The following table reconciles net loss to EBITDA and Adjusted EBITDA (in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
Net loss	$(184,026)	$(54,513)
Interest expense	17	41
Income tax expense (benefit)	(492)	526
Depreciation and amortization	3,977	3,704
EBITDA	$(180,524)	$(50,242)
Adjusted for:
Change in fair value of private placement warrant liability	(962)	(14,106)
Change in fair value of earnout liability	(9,202)	(92,834)
(Gain) loss on equity securities	14,267	(10,082)
Stock-based compensation	7,481	5,332
Executive transition charges (1)	—	602
Regulatory and legal matters (2)	35,983	29,816
Acquisition-related expenses (3)	—	8,400
Investment and interest income	(9,023)	(2,380)
Restructuring and related charges	7,765	—
Adjusted EBITDA	$(134,215)	$(125,494)
(1)The 2022 executive transition charges include a separation payment and salary expense for technical advisory services related to the Company's former Executive Chairman.
(2)Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller analyst article from September 2021, and investigations and litigation related thereto. The year ended December 31, 2023 includes the legal loss contingency accrual of $25.0 million from the final resolution of the SEC investigation.
(3)Acquisition-related expenses incurred for potential and actual acquisitions that are unrelated to the current operations and are neither comparable to the prior period nor predictive of future results. The 2022 expenses relate to the Orten business combination cancellation.

Free Cash Flow

The following table reconciles cash flow used in operating activities to our free cash flow (in thousands):

	Year Ended December 31, 2023	Year Ended December 31, 2022
Cash used in operating activities	$(135,606)	$(149,097)
Less: Capital expenditures	(7,849)	(14,133)
Free cash flow	$(143,455)	$(163,230)

hyzonfuelcell.com